sf-4132303 EXECUTIVE DIRECTOR SERVICE AGREEMENT between Spark Networks SE Kohlfurter Straße 41/43 10999 Berlin represented by its Administrative Board, represented by the chairman of the Administrative Board, Mr. David Khalil, hereinafter: “Company” and David Clark 3501 Goshen Rd, Newtown Square, PA 19073; USA hereinafter: “Executive Director” (Geschäftsführender Direktor) PREAMBLE: By resolution of June 9, 2021 the Company’s Administrative Board has appointed David Clark, born April 20, 1964, resident 3501 Goshen Rd, Newtown Square, PA 19073; USA.as Executive Director and CFO of the Company with effect as of August 10, 2021. This service agreement sets forth the terms and condition of David Clark’s services as Executive Director of the Company: § 1 POSITION/PLACE OF WORK (1) The Executive Director is, together with additional executive directors, an executive director and the CFO of the Company. Exhibit 10.8

- 2 - (2) The Executive Director’s place of service is at the Company’s registered place of business, currently located in Berlin. The Executive Director is allowed to work partly from Philadel- phia, USA, while management decisions with regard to the Company shall be taken in Berlin. § 2 MANAGEMENT/REPRESENTATION (1) The Executive Director shall manage the Company’s business with the due care and diligence of a prudent businessman and in accordance with this Agreement, the lawful instructions is- sued by the Administrative Board, and in observance of the statutory provisions and the ap- proval requirements, respectively, established by the Company’s most current version of the articles of association and the rules for procedures for the Executive Directors as well as any other Company’s guidelines, including the code of conduct. (2) Without impacting its right to issue instructions, the Administrative Board may issue reason- able rules of procedure for the management that distinguish the duties and responsibilities of several executive directors from one another. The Executive Director shall comply with the provisions of such rules of procedure as adopted from time to time when managing the Com- pany’s business as well as in representing the Company. (3) The Executive Director shall represent the Company together with another executive director or together with an executive officer vested with power of commercial representation under German law (Prokurist). The Company may appoint additional executive directors. The Com- pany may determine the power of representation at its own discretion and amend the same at any time. (4) The content and scope of the Executive Director’s power of representation and authority to sign are determined by the Administrative Board. (5) The Executive Director shall carry out the Company’s employer’s rights and obligations under labor and social insurance law. (6) The Executive Director can be appointed as the representative of businesses associated with the Company (“Associated Companies”) within the meaning of Sec. 15 AktG (German Stock Corporation Act). Except as set forth in the Employment Agreement dated as of the date hereof between Executive Director, the Company and Spark Networks, Inc. (the “US-Contract”) the Executive Director shall not receive any additional compensation for such services. The Ex- ecutive Director shall at any time upon the Company’s request, and unsolicited, at the latest upon expiration of this Agreement resign from all of the aforementioned offices. § 3 DURATION OF THE AGREEMENT (1) The Executive Director’s service agreement shall enter into full force and effect as of July, 1 2021 and run for a fixed term of three years. It can be terminated before such expiry date by either party honoring (a) a six months’ notice period if the termination occurs within twelve months following Executive Director’s commencement of employment with the Company, or (b) a 75 day notice period if the termination occurs more than twelve months following Exec- utive Director’s commencement of employment with the Company, unless in case of a termi- nation for important reason. Executive Director shall be entitled to receive his regular remu- neration and benefits for the full notice period, regardless of whether all or a part of the notice period is waived by the Company (for the avoidance of doubt, such payments and benefits shall not offset any Severance payable to Executive Director under the US-Contract). This

- 3 - Agreement shall end, without dismissal being necessary, at the end of the month in which the Executive Director reaches the age of retirement of the statutory pension fund (which shall be treated as a termination by the Company and Spark Networks, Inc. without Cause under the US-Contract), or if a complete reduction in his earning capacity is determined. (2) Notice of termination shall be in writing. (3) The appointment as Executive Director may be revoked at any time by resolution of the Com- pany’s Administrative Board. (4) If the agreement of the Executive Director with Social Net Inc. is terminated or if the appoint- ment as Executive Director is revoked by way of an Administrative Board’ resolution, notifi- cation of the termination or notice of the revocation to the Executive Director by the Company shall simultaneously be considered to be termination of this Agreement, effective as of the next possible date. If the termination of the agreement with Social Net Inc. or the revocation is due to grounds that do not constitute cause for termination in accordance with Sec. 626 BGB (German Civil Code), this Service Agreement shall end upon the expiration of the notice period as stipulated under Sec. 3 (1) of this agreement. (5) Upon receipt of termination notice or in the event that the Executive Director is suspended or his term of office ends, the Company is entitled to release the Executive Director from his duties, insofar as the Company’s interests outweigh the Executive Director’s interest in con- tinued service. Upon such release, all vacation claims shall be deemed as having been taken. § 4 REMUNERATION (1) As remuneration for his services, the Executive Director shall receive a fixed gross annual salary in the amount of USD 60,000.00 (in words: USD sixty thousand). The agreed fixed gross annual salary is due and payable in 12 equal installments at the end of each calendar month, less taxes and social contributions. If the Executive Director begins or ends his job during the calendar year and the contractual year is thus shorter than the calendar year, the fixed gross annual salary shall be due on a pro-rata basis. (2) The Executive Director shall be entitled to participate in the Company’s VSOP and/or stock- option program. Respective grants will be made by separate letter. (3) This remuneration set forth in this Agreement and the remuneration received under the US- Contract compensates any work performed by the Executive Director. No separate remuner- ation will be paid for extra work, overtime, or work on Sundays or statutory holidays. § 5 FRINGE BENEFITS AND INSURANCE (1) The Company shall pay the employer's social security contributions and any mandatory health insurance contributions if the Executive Director should be subject to German statutory social insurance contributions. (2) The Company shall include the Executive Director in its financial loss liability insurance (D&O insurance) so that the Executive Director is insured in the event of a claim by a third party or by the Company for breaches of duty committed during the performance of his duties to the Company, and any other Associated Companies upon terms and conditions no less fa- vorable than for other senior executives of the Company. The Company shall be entitled to

- 4 - change the respective financial loss liability insurance even without the consent of the Exec- utive Director provided that any such change applies generally to all senior executives of the Company. The parties agree on a deductible of 10% of the damage, limited to one and a half times the amount of the annual gross salary pursuant to Sec. 4 and the sum of Annual Base Salary and the Annual Bonus under the US-Contract (as such terms are defined in the US- Contract). (3) The Company shall take out an accident insurance policy for the benefit of the Executive Director or his surviving dependents with an insured sum of EUR 600,000 in the event of death and EUR 1,200,000 in the event of disability. Cover is provided for accidents of any kind, regardless of whether the accident occurred within a professional or a private context. The insurance shall be effective as of the date Executive Director commences employment with the Company (or as soon as administratively possible thereafter) and expire upon termi- nation of this Service Agreement. (4) Entitlements to a retirement, invalidity, or survivor’s pension financed by the Company shall not result from this Service Agreement. In order to substantiate such claims, a separate written agreement must be concluded. § 6 VACATION (1) The Executive Director is entitled to annual vacation leave of 27 working days per calendar year. ‘Working days’ refers to all calendar days which at the location of employment are nei- ther Saturdays, Sundays, nor statutory holidays. Should this Agreement begin or end during the year, the Executive Director is entitled to prorated vacation time. The vacation leave shall be scheduled taking into consideration the Company’s interests in agreement with the other Executive Directors. If the Executive Director is taking vacation days under his US-Contract, this shall at the same time constitute a vacation day under this Agreement. (2) The entire annual vacation leave shall, as a rule, be taken during the current calendar year. Vacation leave may be carried forward to the following calendar year only if justified either for urgent operational reasons or for personal reasons of the Executive Director. (3) The Executive Director shall ensure that he remains reachable on reasonably short notice even while on vacation. § 7 CONTINUED PAYMENT OF RENUMERATION IN CASE OF ILLESS OR DEATH (1) In the event of illness or any other hindrance occurring through no fault of his own that pre- vents him from executing his job during his service, the Executive Director shall be entitled to continued payment of his pro-rata remuneration pursuant to Sec. 4 (1) of this Agreement for a duration of up to six months; at the longest, however, until expiration of this Agreement. The Executive Director must allow these payments to be set off against any sick pay, daily benefits or pension payments he receives from health insurance or other insurances to the extent that these payments are not based exclusively on his contributions, unless otherwise provided under such other programs. The Executive Director shall notify the Company with- out undue delay and comprehensively of all payments of this sort. (2) The Executive Director shall inform the Company immediately of any inability to work and its expected duration and shall provide the reasons for such inability upon the Company’s request. The Executive Director shall without request provide the Company with a medical

- 5 - certificate at the latest on the third calendar day of his illness, confirming his inability to work and its probable duration. The notification shall be made to another executive director or, if there is no other executive director, to the chairman of the Administrative Board. (3) In the event of the Executive Director’s death during the term of this Agreement, the pro-rata remuneration must continue to be paid pursuant to Sec. 4 (1) of this Agreement for the month of death and the two subsequent months to the Executive Director’s spouse, alternatively to the Executive Director’s dependent children (the latter as the owner of joint rights); at the longest, however, until the expiration of this Agreement. With the payment to the bank ac- count designated by the Executive Director for remuneration payments, the Company shall be released from its payment obligation. § 8 REIMBURSEMENT OF EXPENSES For business entertainment of business partners and on business trips, the Executive Director is entitled to reimbursement of his reasonable expenses, if the Executive Director has incurred such expenses in the interest of the Company. Should the expenses spent exceed the permissible lump- sum allowance according to tax provisions, the Executive Director must show proof of these ex- penses in detail by submitting proper receipts and invoices. In addition, the respective most current guidelines of the Company on travel and other expenses shall apply, which are, in this respect, an integral part of this Agreement. Any reimbursement can only occur once, either under this Service Agreement or under the US-Contract. § 9 BUSINESS TRAVEL The Company shall reimburse travel expenses on the basis of receipts in accordance with the applicable tax directives and the Company guidelines. In the case that the Executive Director travels by train, the 1st class fare will be reimbursed; when traveling by plane, economy class tickets will be reimbursed; or, if the flight duration is more than 5.5 hours, business class tickets will be reimbursed. The Company will reimburse the Executive Director for reasonable costs of his regular trips from Philadelphia, USA to Berlin, including airfare, ground transportation, meals and accommodation. Any reimbursement can only occur once, either under this Service Agreement or under the US- Contract. § 10 LENGTH OF SERVICE IN THE COMPANY/NON-COMPETITION CLAUSE/SIDE ACTIVITIES (1) The Executive Director shall devote all of his working time to the Company and promote the interests of the Company to the best of his ability. If the common good of the Company re- quires, the Executive Director shall be available to the Company after normal business hours and, if necessary in safeguarding its interests, on Sundays and statutory holidays as well. (2) For the duration of this Agreement the Executive Director undertakes not to assume a com- peting position, either independently or dependently, as an employee or as an entrepreneur or in any other manner; either directly or indirectly through investment; to become active in any way for a company that directly competes with the Company; or to work for an Associated Company without the prior consent of the Administrative Board. (3) Any paid employment or customarily paid activity, any investments in businesses, as well as any membership on supervisory or advisory boards of other companies or other institutions,

- 6 - requires the prior written notification of the Company by the Executive Director and shall be subject to prior explicit written consent from the Administrative Board. For business reasons, in particular if the Executive Director’s job is suffering any material adverse effects, any such consent may be revoked at any time. In performing any side activi- ties, the Executive Director shall exercise a strict duty of loyalty vis-à-vis the Company and Associated Companies, and in the course of carrying out these side activities shall not nega- tively impact the business interests or any other interests of the Company. The customary acquisition of securities for purposes of personal asset management shall be excluded from the duty to obtain consent. § 11 POST-CONTRACTUAL NON-COMPETE COVENANT (1) The Executive Director shall be prohibited, for a period of one year after the end of this Agree- ment, from working in any form – be it as an employee, or on a self-employed or any other basis – for an undertaking that competes directly or indirectly with the Company or which is affiliated with a competing undertaking. The Executive Director shall likewise be prohibited from setting up, acquiring or holding a direct or indirect interest in such an undertaking during this period. This non-competition covenant shall also apply in favor of undertakings affiliated with the Company. Acquiring up to 5% interests in a company is not subject of this non- competition covenant. The post-contractual non-compete covenant does not apply to subordi- nated, basic activities of the Executive Director for a competing undertaking without a con- nection to the Executive Director’s activity as Executive Director for the Company. Advisory activities are, regardless of their temporal scope or economic output, no subordinated, basic activities in this sense. (2) The non-compete covenant shall cover all countries in which the Company or an Affiliated Company is active at the time of the Executive Director’s departure from the Company. (3) During the term of the non-compete covenant, the Executive Director shall receive compen- sation in the amount of 50% of the total fixed remuneration most recently received by him under Sec. 4 (1) of this Agreement. The Executive Director shall not receive any compensation during the term of the non-compete covenant to the extent he receives a Severance according to Section 4 (b) of the US-Contract. (4) The Company shall be entitled to waive this non-compete covenant by written declaration at any time, including after the employment, with the effect that the Executive Director is re- leased of the obligations immediately. (5) Should the employment with the Executive Director be terminated by the Company without notice due to a material and intentional breach of contract, the claim to compensation pursuant to paragraph 3 shall lapse. (6) The post-contractual non-compete covenant shall not apply if the Executive Director has reached the statutory retirement age (Regelaltersgrenze) designated by the statutory pension scheme on his departure from the Company. (7) For each action resulting in the culpable breach of the non-competition or non-solicit covenant, the Executive Director shall pay a contractual penalty equal to the gross monthly salary most recently received by him. Should the breach consist of participating in the capital of a com- peting undertaking or entering into a contract for the performance of a continuing obligation

- 7 - (e.g. an employment, service, commercial agency or consultancy contract), the contractual penalty shall be imposed anew for each full or partial month in which the capital participation or the contract for the performance of a continuing obligation exists (ongoing breach). Multi- ple breaches shall each trigger a separate contractual penalty, possibly also more than once within one month. However, if individual breaches occur within the scope of an ongoing breach, they shall be covered by the contractual penalty owed for the ongoing breach. Where several contractual penalties are imposed, the total amount of the penalties to be paid shall be limited to six times the gross monthly salary most recently received by the Executive Director. The Company reserves the right to assert damages over and above the contractual penalty imposed, as well as to assert all other statutory claims and legal consequences arising from a breach (e.g. cease and desist claims, forfeiture of the claim to compensation for non-competi- tion for the duration of the breach, etc.). (8) Insofar as the aforesaid provisions do not stipulate otherwise, sections 74 et seq. German Com- mercial Code (Handelsgesetzbuch – HGB), with the exception of Sec. 75 para 2 HGB, this shall in particular apply to the reduction of contractual provisions to what is legally permissible pursuant to Sec. 74a HGB. § 12 NON-DISCLOSURE AGREEMENT/RETURN OF COMPANY PROPERTY AND DOCUMENTS/INVENTIONS (1) For the duration of this Agreement and after expiration thereof, the Executive Director shall be obligated to maintain the utmost secrecy with regard to all confidential information on the business or on special matters of the Company and furthermore not to exploit this information for his own or third party use. This non-disclosure obligation refers in particular to the strategic plans of the Company and Associated Companies as well as to executed and scheduled trans- actions of the Company and Associated Companies; to all information on products and prod- uct developments and product planning, on price structuring, customer relationships and sup- plier contacts, other contractual relationships, agreements, marketing strategies, on plans or analyses of market potential and investment possibilities; and to information on sales, profits, productivity, financing, fundraising plans or fundraising activities, and personnel and person- nel planning of the Company and its Associated Companies. (2) At any time upon the Company’s request, and unsolicited, at the latest upon expiration of this Agreement, the Executive Director shall return to the Company all objects in his possession that are the property of the Company or of Associated Companies, or which were provided to him by the Company or Associated Companies, in particular also those files and other docu- ments concerning the business operations of the Company or Associated Companies, as well as copies thereof or electronically stored media that contain the contents of such documents, as well as any copies thereof. This obligation to return the aforementioned objects shall apply especially to any object that may have been entrusted to the Executive Director, such as a laptop, blackberry telephone, or mobile telephone, even insofar as their use was permitted for private purposes. (3) The Company shall be exclusively entitled to inventions made by the Executive Director dur- ing the term of this Service Agreement. This shall also apply to technical and organizational suggestions for improvement that result directly or indirectly from the Executive Director’s tasks, or are related to them. The Executive Director shall be obligated to notify the Company, or a person designated by it, in writing of any inventions and suggestions for improvement without delay, and to assist the Company in obtaining patent protection and other intellectual property rights. The Executive director shall not have a claim to separate remuneration for

- 8 - inventions and suggestions for improvement. Compensation for the Executive Director’s per- formance shall be covered by the remuneration agreed upon in this Agreement. § 13 PRIVATE USE (1) The Company’s IT equipment (computers and devices), tele-communications equipment (tel- ephones, telefax), and photocopying machines are reserved for business purposes, however, may be used by the Executive Director for private purposes to a limited extent. (2) The obligation to use the IT service exclusively for business purposes applies, however, to the use of e-mail and Internet. Should the Employee nevertheless receive e-mails with private content, these must be deleted immediately and completely. § 14 FORFEITURE OF CLAIMS (1) All claims arising from and related to the employment relationship shall be forfeited if not asserted vis-à-vis the respective other party in text form within six months after their due date. This does not include claims resulting from injury to life, body, or health, as well as claims resulting from breaches of contract. (2) If the opposing party objects to the claim or if he does not answer within four weeks after the claim has been made pursuant to para. (1), the claims shall be forfeited unless they are asserted in court within six months of the objection, or after the abovementioned answer period has run out. § 15 FINAL PROVISIONS (1) No arrangements have been concluded outside of this Agreement and the US-Contract. (2) Modifications or addenda to this Agreement must be made in writing to be valid, and shall be subject to the explicit approval of the Administrative Board. The same shall apply for the cancellation of this written form clause. (3) The assertion of claims solely based on documentary evidence (“Urkundsverfahren”) shall be excluded. (4) Should individual provisions of this Agreement be or become invalid, this shall not affect the validity of the remaining provisions in case of doubt. To replace the invalid provision or to fill any potential gap, an appropriate provision must be agreed upon that comes closest to fulfilling the commercial purpose intended by the contractual parties, or the provision that corresponds to what would have been agreed upon in accordance with the whole purpose of this Agree- ment, had the matter been deliberated at the outset. (5) The laws of the Federal Republic of Germany shall apply to all disputes regarding the validity of this Agreement as well as to claims arising from and in connection with this agreement. Berlin/Date________________

- 9 - __________________________________ Spark Networks SE Represented by its Administrative Board, represented by the chairman of the Administrative Board, Mr. David Khalil, Berlin/Date________________ ________________________________ David Clark